UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 13, 2006


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)


        NEW JERSEY                      0-30121                   22-2050748

(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

(a) On June 13, 2006, Ulticom, Inc. (the "Company") received an additional deficiency notice from The NASDAQ Stock Market on June 13, 2006 due to the Company's failure to timely file its Form 10-Q for the quarter ended April 30, 2006, as required by NASDAQ Marketplace Rule 4310(c)(14). As previously announced the Company did not file its Quarterly Report on Form 10-Q for the quarter ended April 30, 2006 on or before the Securities and Exchange Commission's deadline of June 9, 2006 due to the ongoing review by its Audit Committee of its stock option grants and the completion of a review by the Company's majority shareholder, Comverse Technology, Inc., ("Comverse"), of Comverse's stock option grants, some of which affect the Company's financial statements. The review by the Company's Audit Committee is in its final stages, and the Company believes that it will be able to file its Form 10-Q Quarterly Report for the quarter ended April 30, 2006, as well as its Form 10-K Annual Report for the year ended January 31, 2006, promptly after Comverse has completed its review.

As previously disclosed, on April 20, 2006 the Company announced that, due to the delay in the filing of its Annual Report on Form 10-K for the fiscal year ended January 31, 2006, it had received a Staff Determination Letter from NASDAQ indicating that the Company's securities were subject to delisting based upon the delinquent Form 10-K, unless the Company requested a hearing before a NASDAQ Listing Qualifications Panel (the "Hearing Panel"). The Company requested a hearing and presented its plan to regain compliance with NASDAQ's filing requirements at an in-person hearing before the Hearing Panel on May 25, 2006. Under NASDAQ rules, a request for a hearing stays the delisting action pending the issuance of a written determination by the Hearing Panel. The Hearing Panel has not yet issued a determination in this matter. NASDAQ's June 13 notice indicated that the Company's failure to file its Form 10-Q on a timely basis may serve as an additional basis for delisting which will be considered by the Hearing Panel in its ongoing deliberations. The Company will submit an update to the Hearing Panel which will include its plan to file the delinquent Form 10-Q and thereby regain compliance with the filing requirement. NASDAQ has advised the Company that the Hearing Panel's decision will address both the late Form 10-K and Form 10-Q filings. There can be no assurance that the Hearing Panel will grant the Company's request for continued listing on NASDAQ.

The Company issued a press release with regard to the notice it received from NASDAQ on June 16, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Note: This release contains "forward-looking statements" for purposes of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the Audit Committee's review of matters relating to the Company's stock option awards, including but not limited to the accuracy of the stated grant dates of option awards and whether proper corporate procedures were followed in connection with such awards; the results of Comverse's review of its stock option awards as applicable to employees of the Company; the impact of any restatement of the financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file required reports with the Securities and Exchange Commission; the risks of dealing with potential claims and proceedings that may be commenced concerning such matters; risks associated with the Company's inability to meet requirements of the NASDAQ Stock Market for continued listing of the Company's shares; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any restatement of the financial statements of the Company; risks associated with the development and acceptance of new products and product features; risks associated with the Company's dependence on a limited number of customers for a significant percentage of the Company's revenues; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; aggressive competition may force the Company to reduce prices; risks associated with rapid technological changes in the telecommunications industry; risks associated with making significant investments in the expansion of the business and with increased expenditures; risks associated with holding a large proportion of the Company's assets in cash equivalents and short-term investments; risks associated with the Company's products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with dependence on sales of the Company's Signalware products; risks associated with future networks not utilizing signaling systems and protocols that the Company's products are designed to support; risks associated with the products having long sales cycles and the limited ability to forecast the timing and amount of product sales; risks associated with the integration of the Company's products with those of equipment manufacturers and application developers and the Company's ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with the Company's reliance on a limited number of independent manufacturers to manufacture boards for the Company's products and on a limited number of suppliers for board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights; risks associated with others infringing on the Company's intellectual property rights and the inappropriate use by others of the Company's proprietary technology; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which the Company operates; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Ulticom with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All such documents are available through the SEC's website at www.sec.gov or from Ulticom's web site at www.ulticom.com. Ulticom makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  EXHIBITS:

           Exhibit No.                          Description
           -----------                          -----------
                  99.1        Press Release of Ulticom, Inc. dated June 16, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ULTICOM, INC.


Date:  June 16, 2006                             By:      /s/ Mark Kissman
                                                     ---------------------------
                                                 Name:  Mark Kissman
                                                 Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                                  Description
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       99.1               Press Release of Ulticom, Inc. dated June 16, 2006